Eaton Vance Global Macro Fund

A non-diversified fund seeking total return

Eaton Vance International Income Fund

A non-diversified fund seeking total return

Prospectus Dated ^ June 27, 2007 as revised August 14, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Table of Contents
Fund Summaries	3
Performance Information	4
Fund Fees and Expenses	5
Investment Objectives & Principal Policies and Risks	7
Management and Organization	12
Valuing Shares	13
Purchasing Shares	^14
Sales Charges	^17
Redeeming Shares	18
Shareholder Account Features	^19
Tax Information	20

Fund Summaries

Each Fund’s investment objective and principal strategies and risks are summarized below. Information about the performance, fees and expenses of each Fund is presented on the pages that follow.

Eaton Vance Global Macro Fund

The Fund’s investment objective is to seek total return. Total return is defined as income plus capital appreciation. The Fund typically invests in fixed-income and derivative instruments in different countries and currencies. The Fund may also invest in income-producing securities with lower credit ratings including those of below investment grade quality.

The Fund will invest principally (over 50% of net assets) in high grade debt securities. The Fund may invest the remainder of its assets in lower-rated debt securities (so-called “junk bonds”) and other securities. The Fund may invest in U.S. and foreign securities, such as mortgage-backed securities, sovereign debt of foreign countries, including emerging market countries and high yield corporate bonds. The Fund may engage in derivative transactions to, among other things, enhance returns or as a substitute for purchasing or selling securities or to protect against price decline. The portfolio manager also uses active management techniques such as securities lending, short sales and forward commitments. The use of these techniques is subject to certain limitations and may expose the Fund to increased risk of principal loss. In addition, the Fund may invest directly in securities to gain, among other things, exposure to sectors of the market that the investment adviser believes may not be represented by the underlying portfolio and/or manage the exposures of the Fund without relying on changes to the underlying portfolio and/or any future underlying portfolios.

The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.

Eaton Vance International Income Fund

The Fund’s investment objective is to seek total return. Total return is defined as income plus capital appreciation.

The Fund will invest principally (over 50% of net assets) in (i) securities denominated in foreign currencies, (ii) fixed income instruments issued by foreign entities or sovereigns, and/or (iii) derivative instruments, denominated in or based on the currencies, interest rates, or issues of, foreign countries. The Fund may invest in foreign securities, including but not limited to, sovereign debt of foreign countries, including emerging market countries; mortgage-backed securities ("MBS"); corporate debt of foreign entities; asset-backed securities and derivative instruments, denominated in or based on the currencies, interest rates, or issues of, foreign countries. The Fund may also invest in securities issued by U.S. entities including the U.S. Government. The Fund may engage in derivative transactions to, among other things, enhance returns, as a substitute for purchasing or selling securities or to protect against price decline. The portfolio manager also uses active management techniques such as securities lending, short sales and forward commitments. The use of these techniques is subject to certain limitations and may expose the Fund to increased risk of principal loss. In addition, the Fund may invest directly in securities to gain, among other things, exposure to sectors of the market that the investment adviser believes may not be represented by the underlying portfolio and/or manage the exposures of the Fund without relying on changes to the underlying portfolio and/or any future underlying portfolios. The Fund will have significant exposure to foreign currencies and duration. The Fund will be benchmarked against the JP Morgan Government Bond Index Global, excluding U.S. This benchmark currently consists of 100% foreign denominated securities.

The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.

Principal Risk Factors

Each Fund invests its assets in markets that are subject to speculative trading and volatility. Because each Fund can invest a significant portion of assets in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less-developed countries, these risks can be significant. Each Fund may use, but it not limited to, derivative instruments, including forward currency contracts and fixed income instruments. Given the exposures of its benchmark, Eaton Vance International Income Fund’s foreign currency and duration risks may be substantial. Accordingly, the purchase of Fund shares should be viewed as a long-term investment.

Debt securities rated below investment grade and unrated investments of comparable quality (“lower rated investments”) have speculative characteristics because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such issuers are more likely to default on their payments of interest and principal owed than issuers of higher rated investments, and such defaults may reduce each Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments.

Changes in prevailing interest rates in the United States or abroad may affect the value of Fund shares depending upon the currency denomination of security holdings, whether derivative transactions had magnified or reduced sensitivity to a change, overall portfolio composition and/or other factors. Many securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile. A rising interest rate environment may also extend the average life of mortgages underlying MBS. This extension increases the risk of depreciation due to future increases in market interest rates. In a declining interest rate environment, each Fund may be subject to prepayment risks. Prepayments of securities priced at a premium may result in losses. Prepayment may reduce each Fund’s income because the prepayment proceeds may be invested in lower-yielding securities or loans.

Economic and other events (whether real or perceived) can reduce the demand for certain securities or for securities generally. This may reduce market prices and cause each Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. The effect of economic and other events on the interrelationships of portfolio holdings can be complex and unpredictable. Fluctuations in the value of securities will be reflected in each Fund’s net asset value.

Derivative transactions (such as futures contracts, interest rate, total return and credit default swaps, forward contracts and non-deliverable forwards; options thereon; options, credit linked notes and short sales), subject each Fund to increased risk of principal loss due to, among other things, unexpected price or interest rate movements, or failure of the counterparty. Certain derivative transactions are speculative practices and may exaggerate any increase or decrease in the value of each Fund, which will impact the value of Fund shares. A fund investing in a derivative instrument could lose more than the principal amount.

While securities issued by U.S. Government-sponsored entities (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

As non-diversified funds, each Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may diversified funds. This makes each Fund more susceptible to adverse economic, business or other developments affecting such issuers. Each Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer, other than U.S. Government securities.

Each Fund is not a complete investment program and you may lose money by investing in each Fund. An investment in each Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information. The Funds do not yet have performance history since they have not completed a full calendar year of operations.  For performance history of Global Macro Portfolio, see page 13.

EATON VANCE GLOBAL MACRO FUND

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage
of the lower of net asset value at time of purchase or redemption)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)	Class A	Class I

Management Fees*	0.61%	0.61%
Distribution and Service (12b-1) Fees	0.30%	n/a
Other Expenses*	0.13%	0.13%
Acquired Fund Fees and Expenses*(1)	0.16%	0.16%
Management Fee Credit **	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses	1.05%	0.75%

(1) Reflects the Fund’s allocable portion of the Portfolio’s investment in other investment companies related to cash sweep.

* Management Fees, Other Expenses, Acquired Fund Fees and Expenses and Management Fee Credit are estimated for all classes.

** A credit is applied to the management fee to reflect the estimated management fee paid by the Portfolio to Cash Management Portfolio for cash sweep.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class A shares	$577	$793
Class I share	$ 77	$240

EATON VANCE INTERNATIONAL INCOME FUND

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)	Class A

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value
at time of purchase or redemption)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)	Class A

Management Fees*	0.625%
Distribution and Service (12b-1) Fees	0.300%
Other Expenses*	0.175%
Total Annual Fund Operating Expenses	1.100%

* Management Fees and Other Expenses are estimated.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class A shares	$582	$808

Investment Objectives & Principal Policies and Risks

Each Fund’s investment objective is to seek total return. Total return is defined as income plus capital appreciation. Each Fund’s objective may be changed by the Trustees without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 days prior notice of any material change in a Fund’s investment objective. As described in more detail below, Global Macro Fund currently seeks its objective by investing in Global Macro Portfolio and International Income Fund currently seeks its objective by investing in International Income Portfolio, each Portfolio having the same investment objective and principal policies as the Fund, respectively and both managed by Boston Management and Research ("BMR").

The Portfolios

Set forth below is a description of each Portfolio’s investment objective and principal investment policies. Additional information about these policies, including risk information, appears under “Additional Policies and Risks” below.

Global Macro Portfolio. The investment adviser adjusts the Portfolio’s investments (buys and sells securities) and engages in active management techniques in an effort to take advantage of differences in securities, countries, currencies and credits based on its perception of various factors, including the most favorable markets, interest rates and issuers, the relative yield and appreciation potential of a particular country’s securities, and the relationship of a country’s currency to the U.S. dollar. Investment strategy may change frequently. The Portfolio will normally invest in securities of issuers located in at least three different countries (which may include the United States), and will not normally invest more than 25% of its assets in securities of issuers located in a single foreign country or denominated in any single foreign currency, except the U.S. dollar and the euro. This strategy requires the investment adviser to identify countries and currencies where the Portfolio’s investments will out-perform comparable investments in other countries and currencies and in many cases to predict changes in economics, markets, political conditions, and other factors. The success of this strategy will, of course, involve the risk that the investment adviser’s predictions may be untimely or incorrect. The Portfolio may invest up to 25% of assets in any one industry, which may expose the Portfolio to unique risks of that industry. The Portfolio’s investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole.

Global Macro Portfolio will invest primarily (over 50% of net assets) in high grade debt securities. “High grade” debt securities include securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities and debt securities of foreign governmental and private issuers rated at least A by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). High grade debt securities may also include commercial paper or other short-term debt instruments rated in one of the two highest short-term rating categories by any of those rating services, (or by Fitch Ratings). An unrated security will be considered to be a high grade debt security if the investment adviser determines that it is of comparable quality. High Grade debt securities include any fund which invests in money market instruments including, but not limited to, those previously mentioned. This includes cash balances invested in Cash Management Portfolio, an affiliated money market fund.

Global Macro Portfolio may invest in MBS including those that are either issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities.

International Income Portfolio. The investment adviser adjusts the Portfolio’s investments (buys and sells securities) and engages in active management techniques in an effort to take advantage of differences in securities, countries, currencies and credits based on its perception of various factors, including the most favorable markets, interest rates and issuers, the relative yield and appreciation potential of a particular country’s securities, and the relationship of a country’s currency to other currencies. Investment strategy may change frequently. The Portfolio will normally invest in securities of issuers located in at least three different countries (not including the United States). This strategy requires the investment adviser to identify countries and currencies where the Portfolio’s investments, in the aggregate, are expected to out-perform comparable investments in other countries and currencies. The success of this strategy will, of course, involve the risk that the investment adviser’s decisions may be untimely or incorrect. The Portfolio may invest up to 25% of assets in any one industry, which may expose the Portfolio to unique risks of that industry. The Portfolio’s investments may have significant exposure to certain sectors of the world economy and thus may react differently to political or economic developments than the market as a whole.

Additional Policies and Risks

Foreign Investments. Global Macro Portfolio will normally invest in securities of issuers located in at least three different countries (which may include the United States), and will not normally invest more than 25% of its assets in securities of issuers located in a single foreign country or denominated in any single foreign currency, except the U.S. dollar and the euro. International Income Portfolio will normally invest in securities of issuers located in at least three different countries (not including the United States).

Investments in the debt securities of foreign governments are subject to certain risks. Economic data as reported by foreign governments may be delayed, inaccurate or fraudulent. Local investors in foreign countries may have preferential access to information and policymakers in a way that would expose the Portfolio’s investments to adverse market movements. Insider trading regulations may not be enforced, may be weaker than in the United States or may not exist at all. In the event of a sovereign default, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer.

Each Portfolio’s investments may be highly concentrated in a geographic region or country. Funds that invest in a relatively small number of issuers, regions or countries are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

The value of foreign investments is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Global Macro Portfolio and International Income Portfolio typically uses such contracts to enhance returns or as a substitute for purchasing or selling securities. When these contracts settle on the basis of cash profit and loss, rather than actual delivery of the named currencies, they are called "non-deliverable forwards" or "NDFs". Such contracts may also be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. There is also a risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States.

Active Management Techniques. The Portfolios may purchase or sell derivative instruments (which derive their value from another instrument, security or index) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held by a Portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Transactions in derivative instruments may be in the United States or abroad and may include, among other things, the purchase or sale of futures contracts on securities, indices or other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices, currencies or short sales. The Portfolios may enter into interest rate swaps and total return swaps. The Portfolios may enter into credit default swaps, and forward rate agreements and purchase credit linked notes as well as instruments that have a greater or lesser credit risk than the security underlying that instrument. The Portfolios may use interest rate swaps to enhance returns. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Credit default swaps enable a Portfolio to buy or sell credit protection on an individual issuer or basket of issuers. Credit linked notes and credit default swaps involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction or that a Portfolio may be required to purchase securities to meet delivery obligations. Each Portfolio may have difficulty, be unable or may incur additional costs to acquire such securities. The Portfolios may also engage in forward foreign currency exchange contracts, currency swaps and the purchase or sale of warrants.

The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Transactions in derivative instruments involve unique risks such as losses due to unanticipated adverse changes in prices, interest rates, index values or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein and may unfavorably impact investment performance. In addition, a Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised. A Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of the foregoing techniques will be advantageous.

The Portfolios may at times engage in short sales of securities. No more than 25% of the Portfolio’s assets will be subject to short sales at any one time.

Global Macro Portfolio at times may enter into mortgage dollar rolls in which the Portfolio sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the MBS. There can be no assurance that the use of the foregoing techniques will be advantageous.

Each Portfolio may purchase securities on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions are not entered into for the purpose of investment leverage.

Global Macro Portfolio may enter into forward commitments to purchase generic U.S. government agency MBS ("Generic MBS"), with the total amount of such outstanding commitments not to exceed 10% of each portfolio’s total net assets. The Portfolio may enter into forward commitments to sell Generic MBS, with the total amount of such outstanding commitments not to exceed 50% of the portfolio’s MBS holdings.

Lower Rated Securities. Each Portfolio may invest in lower rated securities. Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative. Each Portfolio may hold securities that are unrated or in the lowest rating categories (rated C by Moody’s or D by S&P). Bonds rated C by Moody’s are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities or in other situations, the Portfolios may be required to retain legal counsel and/or a financial adviser. This may increase the Portfolios’ operating expenses and adversely affect net asset value. In the event the rating of a security held by Global Macro Portfolio is downgraded, causing the Fund to have indirectly 50% or more of its total assets in securities rated below investment grade, the investment adviser will not be compelled to dispose of such security or other asset.

The credit quality of lower rated securities reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the value of such securities more volatile and could limit the ability to sell securities at favorable prices. In the absence of a liquid trading market for securities held by it, it may be difficult to determine the fair market value of such securities.

Although the investment adviser considers security ratings when making investment decisions, it performs its own credit an investment analysis and/or investment evaluation, and does not rely primarily on the ratings assigned by the rating services. In evaluating the quality of a particular sovereign debt security, whether rated or unrated, the investment adviser normally takes into consideration, among other things, the issuer’s financial resources and credit history, its sensitivity to economic conditions and trends, the quality of the government, its debt maturity schedules and borrowing requirements, and relative values based on the political, economic or social conditions in the country, region or world. Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of the investment objective of the Portfolios depends more on the investment adviser’s judgment and analytical abilities than would be the case if the Portfolios invested primarily in securities in the higher rating categories. While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such securities would substantially lessen the risks of defaults brought about by an economic downturn or recession.

Mortgage-Backed Securities. Global Macro Portfolio and International Income Portfolio may invest in MBS. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. When investing in MBS, Global Macro Portfolio currently focuses on MBS that include loans that have had a history of refinancing opportunities (so called “seasoned MBS”). Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. The investment adviser may discontinue the practice of focusing on seasoned MBS at any time. The investment adviser expects that under current market conditions many of the MBS held by the Portfolios will be premium bonds acquired at prices that exceed their par or principal value.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although Global Macro Portfolio’s investment in seasoned MBS can mitigate this risk. Under certain interest and prepayment rate scenarios, each Portfolio may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Portfolio, prepayment risk may be enhanced. Additionally, the value of Fund shares may be adversely affected by fluctuations in interest rates underlying the MBS held by the Portfolio. In a rising interest rate environment, a declining prepayment rate may extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature, which may cause a resulting decrease in the Fund’s net asset value.

Global Macro Portfolio and International Income Portfolio may also invest in classes of collateralized mortgage obligations (“CMOs”), including fixed- or floating-rate tranches, and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors. CMOs are subject to the same types of risks affecting MBS as described above.

Asset-Backed Securities. Each Portfolio may purchase asset-backed securities. Asset-backed securities represent interests in a pool of assets, such as home equity loans, automobile receivables or credit card receivables. Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default.

U.S. Government Securities. Each Portfolio may invest in U.S. Government securities. U.S. Government securities include U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities (“agency obligations”). Agency obligations may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. While U.S. Government agencies may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Each Portfolio may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Equity Investments. When consistent with its investment objective, Global Macro Portfolio and International Income Portfolio may invest up to 10% and 5%, respectively of its net assets in common stocks, other equity securities and/or non income producing equity securities. Equity securities each Portfolio receives upon conversion of convertible securities, such as convertible bonds, may be retained. Equity securities are sensitive to stock market volatility. Changes in stock market values can be sudden and unpredictable. Even if values rebound, there is no assurance they will return to previous levels. Each Portfolio may also purchase warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They create no ownership rights in the underlying security and pay no dividends. The price of warrants does not necessarily move parallel to the price of the underlying security.

Pooled Investment Vehicles. Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of pooled investment vehicles including other investment companies unaffiliated with the investment adviser. Each Portfolio will indirectly bear its proportionate share of any management fees paid by pooled investment vehicles in which it invests in addition to the advisory fee paid by the Portfolio. Please refer to “Cash Equivalents” for additional information about investment in other investment companies. The 10% limitation does not apply to investments in money market funds and certain other pooled investment vehicles. If a Portfolio invests in Cash Management Portfolio, an affiliated money market fund, the management fee paid on such investment will be credited against the Portfolio management fee.

Securities Lending. Each Portfolio may seek to increase income by lending portfolio securities to broker-dealers or other institutional borrowers. Up to one-third of the value of each Portfolio’s total assets may be subject to securities lending. During the existence of a loan, each Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. Each Portfolio may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans only will be made to firms that have been approved by the investment adviser and the investment adviser or the securities lending agent will monitor the financial condition of such firms. Securities loans only will be made when the investment adviser believes that the expected returns, net of expenses, justifies the attendant risks. Each Portfolio may engage in securities lending for total return as well as for income, and expects to invest the collateral received from loans in securities in which either Portfolio may invest. Upon return of the loaned securities, each Portfolio would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so. To the extent that the portfolio securities acquired with such collateral by each Portfolio have decreased in value, it may result in the portfolio realizing a loss at a time when it would not otherwise do so. This risk is substantially the same as that incurred through investment leverage. Each Portfolio also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.

Borrowing. Each Portfolio may borrow amounts up to one-third of the value of each Portfolio’s total assets (including borrowings), but will not borrow more than 5% of the value of total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Funds and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. These Portfolios may not purchase additional investment securities while outstanding borrowings exceed 5% of the value of their total assets.

Illiquid Securities. Each Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

Cash Equivalents. Each Portfolio may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Each Portfolio may also invest in such instruments in pursuit of its objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations and may include Cash Management Portfolio, an affiliated money market fund which invests in such short-term securities.

Temporary Investments. Each Portfolio may temporarily invest in cash and cash equivalents, which may be inconsistent with the Fund’s investment objective, pending the making of other investments or as a reserve to service redemptions and repurchases of shares. While temporarily invested or otherwise, each Portfolio may not achieve its investment objective. Each Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times each Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

Management and Organization

Management. The Funds’ investment adviser is Eaton Vance Management ("Eaton Vance") and each Portfolio’s investment adviser is BMR, a subsidiary of Eaton Vance. Eaton Vance and BMR’s offices are located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $150 billion on behalf of mutual funds, institutional clients and individuals. Each investment adviser manages investments pursuant to an investment advisory agreement.

Each Fund’s shareholder report will provide information regarding the basis for the Trustees’ approval of each investment advisory agreement with regard to each Fund and each Portfolio.

Global Macro Fund. Under its investment advisory agreement with Global Macro Fund, Eaton Vance receives a monthly advisory fee equal to 0.615% annually of the average daily net assets of the Fund up to $500 million that are invested directly in securities. On net assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in Global Macro Portfolio, the Fund is allocated its share of Global Macro Portfolio’s advisory fee.

Under its investment advisory agreement with Global Macro Portfolio, BMR receives a monthly advisory fee equal to 0.615% of the average daily assets of the Portfolio up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Annual
Average Daily Net Assets	Fee Rate

$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion and over	0.490%

For the fiscal year ended October 31, 2006, Global Macro Portfolio paid BMR advisory fees equivalent to 0.44% of the Portfolio’s average daily net assets for such year.

Mark Venezia is the portfolio manager of the Global Macro Fund and the Global Macro Portfolio (since they commenced operations). He has been an Eaton Vance portfolio manager for more than five years, is a Vice President of Eaton Vance and BMR and manages other Eaton Vance portfolios.

International Income Fund. Under its investment advisory agreement with International Income Fund, Eaton Vance receives a monthly advisory fee equal to 0.625% annually of the average daily net assets of the Fund up to $1 billion that are invested directly in securities. On net assets of $1 billion and over, the annual fee is reduced. To the extent the Fund’s assets are invested in International Income Portfolio, the Fund is allocated its share of International Income Portfolio’s advisory fee.

Mark Venezia is the portfolio manager of the International Income Fund and the International Income Portfolio (since they commenced operations). He has been an Eaton Vance portfolio manager for more than five years, is a Vice President of Eaton Vance and BMR and manages other Eaton Vance portfolios.

Under the International Income Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to 0.625% annually of the average daily net assets of the Portfolio up to $1 billion. On net assets of $1 billion and over, the annual fee is reduced.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

BMR administers the business affairs of the Global Macro Portfolio and receives an administration fee of 0.15% of the Portfolio’s average daily net assets annually. For the fiscal year ended October 31, 2006, the Portfolio paid BMR administration fees equal to 0.15% of its average daily net assets. Effective June 22, 2007, pursuant to shareholder approval, the Portfolio’s administration fee was reduced to zero.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services.

This fee is paid to Eaton Vance by a Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Organization.Each Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). As an investor in a Portfolio, a Fund may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, a Fund will hold a meeting of its shareholders to consider a Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. Each Fund can withdraw from a Portfolio at any time without shareholder approval.

Performance Information of Global Macro Portfolio. The following bar chart and table provide information about the investment performance of Global Macro Portfolio. The table below contains the performance of the Portfolio and a comparison to the performance of a market capitalization weighted index of bonds on 13 developed government bond markets. Returns in the table for the Portfolio are shown before the reduction of taxes. Although past performance is no guarantee of future results, the performance demonstrates the risk that the value of the Fund’s investment in the Portfolio will change.

The returns in the bar chart and the table are for each calendar year through December 31, 2006. The returns are not adjusted to reflect differences in expenses between the Portfolio and Global Macro Fund. The information below does not present the performance of the Fund.

Annual Total Returns of the Portfolio

The highest quarterly total return was 5.98% for the quarter ended June 30, 2003, and the lowest quarterly return was –3.12% for the quarter ended September 30, 1998 for the past ten years.

	One	Five	Ten
Average Annual Total Return as of December 31, 2006	Year	Years	Years

Return Before Taxes	7.16%	8.33%	7.72%
J.P. Morgan Government Bond Index Global (reflects no deduction for fees, expenses or taxes)	5.60%	7.94%	5.31%

Total returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. The Portfolio's past performance is no guarantee of future results. Performance is for the stated time period only; due to market volatility, the Portfolio’s current performance may be lower or higher than the quoted return.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a shales charge for Class A shares), which is derived from Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the investment dealer’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees of each Portfolio have adopted procedures for valuing Portfolio investments and have delegated to the investment adviser the daily valuation of such investments. The investment adviser uses independent pricing services to value debt obligations, including most loans, at their market value. In determining market value, the pricing service for loans considers information obtained from broker-dealers and the pricing service for debt obligations considers various factors and market information relating to debt obligations. Most seasoned fixed-rate 30 year MBS are valued through the use of a matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Certain other MBS, including, but not limited to, collateralized mortgage obligations and adjustable rate mortgage backed securities, are valued by independent pricing services. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before a Portfolio values its assets that would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, the value of securities held by a Fund can change on days when Fund shares cannot be redeemed. The investment adviser expects to use fair value pricing primarily when a security is not priced by a pricing service or the pricing service or pricing system price is deemed unreliable. The investment adviser may also fair value price foreign securities under the circumstances described above. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000.

After your initial investment, additional investments may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including tax-deferred retirement and other pension plans and proprietary fee-based programs sponsored by broker-dealers, and for persons affiliated with Eaton Vance and certain Fund service providers (as described in the Statement of Additional Information).

Purchase orders will be executed at the net asset value next determined after their receipt by a Fund. A Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day’s net asset value. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Class I Shares

Class I shares of Global Macro Fund are offered to clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain fund service providers. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The initial minimum investment also is waived for individual accounts of a financial intermediary that charges an ongoing fee for its services (as described below), provided the aggregate value of such accounts invested in Class I shares of a Fund is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000) and for corporations, endowments, foundations and qualified plans with assets of at least $100 million.

Class I shares of Global Macro Fund may be purchased through an investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. To make an initial investment by wire, you must first telephone the Fund Order Department at 1-800-225-6265 (extension 7604) to advise of your action and to be assigned an account number. Failure to call will delay the order. An account application form must be promptly forwarded to the transfer agent (see back cover for address). You may request a current account application by calling 1-800-262-1122. Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

Mellon Trust of New England N.A.

ABA #011001234 Account #080411

Further Credit: Eaton Vance Global Macro Fund - Class I Shares - Fund #88

A/C # [Insert your account number]

Purchase orders will be executed at the net asset value next determined after their receipt by each Fund. A Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day’s net asset value. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain high yield bonds owned by the Portfolios) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). In addition, because each Portfolio may invest more than 25% of its assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. The investment adviser are authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in each Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to each Fund. Such policy may be more or less restrictive than a Fund’s policy. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and
  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75% . This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution fees equal to 0.30% annually of average daily net assets.

Class I shares are offered to clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments, foundations and qualified plans (as described above). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain fund service providers. Class I shares do not pay distribution or service fees. Returns on Class I shares generally are higher than returns on other classes because Class I has lower annual expenses.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and service fees as described beow. Sales charges, distribution fees and service fees paid to investment dealers vary by share class. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term “investment dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $25,000	4.75%	4.99%	4.50%
$25,000 but less than $100,000	4.50%	4.71%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 or more	0.00**	0.00**	1.00%

*Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

The principal underwriter may pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $25,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments, foundations and pension plans (including tax-defered retirement plans and profit sharing plans). Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional

Information Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details.

Contingent Deferred Sales Charge. Fund shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares which are not subject to a CDSC.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”). The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Distribution Fees. Class A shares have in effect a plan under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and for personal and/or shareholder account services in an amount equal to 0.30% annually of average daily net assets. After the sale of shares, the principal underwriter receives the Class A distribution fee for one year and thereafter investment dealers generally receive fees of up to 0.25% annually based on the value of shares sold by such dealers for shareholder servicing and maintenance of shareholder accounts. Distribution fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling 1-800-262-1122 Monday through Friday, 8:00 a.m. to 7:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

By Wire

If you have given complete written authorization in advance you may request that redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by calling 1-800- 262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). You may be required to pay the costs of such transaction; however, no costs are currently charged. A Fund may suspend or terminate the expedited payment procedure upon at least 30 days notice.

Through an Investment Dealer	Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Shareholder Account Features

Once you purchase shares, the transfer agent establishes an account for you.

Distributions. You may have your Fund distributions paid in one of the following ways:

•Full Reinvest Option	Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.

•Partial Reinvest Option	Dividends are paid in cash and capital gains are reinvested in additional shares.

•Cash Option	Dividends and capital gains are paid in cash.

•Exchange Option	Dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may be mailed the following:

•Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•Periodic account statements, showing recent activity and total share balance.

•Form 1099 and tax information needed to prepare your income tax returns.

•Proxy materials, in the event a shareholder vote is required.

•Special notices about significant events affecting your Fund.

Each Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Tax-Deferred Retirement Plans. Class A and Class I shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same class of another Eaton Vance fund. Exchanges are made at net asset value (subject to any applicable redemption fee). If your shares are subject to a CDSC, the

CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing”. If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under “Purchasing Shares”, the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of a Fund you redeem from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with a Fund. If you transfer shares in a “street name” account to an account with another investment dealer or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account, and each Fund has designated an anti-money laundering compliance officer. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver’s license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

Tax Information

Each Fund intends to pay dividends monthly and to distribute any net realized capital gains annually. Different classes will distribute different dividend amounts. Distributions of investment income and net gains from investments that a Portfolio held for one year or less will be taxable as ordinary income. Distributions of any net gains from investments held by a Portfolio for more than one year are taxable as long-term capital gains. Taxes on distributions of capital gains are determined by how long a Portfolio owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. A majority of the Fund’s distributions may be taxed as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from "qualified dividend income" (as further described in the Statement of Additional Information) will be taxable to shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met by the shareholder and the Portfolio. The Fund’s distributions are taxable whether they are paid in cash or reinvested in additional shares. A portion of the Fund’s distributions may be eligible for the dividends-received deduction for corporations.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Each Portfolio’s investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which may decrease each Portfolio’s yield on those securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Portfolio. In addition, each Portfolio’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment.

More Information

About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Portfolios’ investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc. The Eaton Vance Building 255 State Street Boston, MA 02109 1-800-225-6265 website: www.eatonvance.com

You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:

PFPC Inc. P.O. Box 9653 Providence, RI 02940-9653 1-800-262-1122

The Funds’ SEC File No. is 811-4015		GMIIFP

2967-^8/07	© 2007 Eaton Vance Management